# ELITE ACCESS ADVISORY II® (04/22)

APPLICATION FOR AN INDIVIDUAL VARIABLE ANNUITY (VA785NY)

JACKSON®
National Life Insurance Company of New York

Home Office: Purchase, NY 10577
www.jackson.com

## Jackson National Life Insurance Company of New York®

**First Class Mail:** P.O. Box 30314
Lansing, MI 48909-7814

**Overnight Mail:** 1 Corporate Way
Lansing, MI 48951

**Customer Care:** 800-599-5651
**Fax:** 888-576-8383
**Email:** customercare@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable)

Jackson of NY® pre-assigned Contract Number (if applicable)

## Primary Owner

- **PLEASE PRINT CLEARLY**

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

Social Security Number or Tax ID Number

Phone Number (include area code)

U.S. Citizen ☐ Yes ☐ No

Country of Residence

Sex ☐ Male ☐ Female

Date of Birth (mm/dd/yyyy)

Email Address

First Name

Middle Name

Last Name

Non-Natural Owner/Entity Name (if applicable)

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City

State

ZIP

Mailing Address Line 1

Mailing Address Line 2

Mailing Address City

State

ZIP

## Joint Owner

Social Security Number

Date of Birth (mm/dd/yyyy)

Email Address (print clearly)

Country of Residence

U.S. Citizen ☐ Yes ☐ No

Sex ☐ Male ☐ Female

- In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

First Name

Middle Name

Last Name

Relationship to Owner

Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City

State

ZIP

## Primary Annuitant

- Complete this section if different than Primary Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Primary Owner.

Social Security Number

Date of Birth (mm/dd/yyyy)

Phone Number (include area code)

Country of Residence

U.S. Citizen ☐ Yes ☐ No

Sex ☐ Male ☐ Female

First Name

Middle Name

Last Name

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City

State

ZIP

## Joint Annuitant

- Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner.

Social Security Number

☐ Joint Annuitant Not Applicable

Date of Birth (mm/dd/yyyy)

Country of Residence

U.S. Citizen ☐ Yes ☐ No

Sex ☐ Male ☐ Female

First Name

Middle Name

Last Name

Relationship to Primary Annuitant

Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes)

Physical Address Line 2

Physical Address City

State

ZIP

## Beneficiary(ies)

It is required for Good Order that the Percentage of Death Benefit be **whole numbers** and **must** total 100% for each beneficiary type.
If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

- Please use the Beneficiary Designation Supplement form (N3041) for additional beneficiaries.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security/Tax ID Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (no P.O. Boxes) | Physical Address Line 2

Physical Address City | State | ZIP

## Tax Qualification

- The Variable Annuity Automatic Withdrawal Request form (NV4370) will be required if a Stretch qualification is elected.

☐ Non-Tax Qualified ☐ IRA - Traditional ☐ Roth IRA ☐ SEP

☐ 403(b) TSA ☐ Roth Conversion Other: ______

☐ Stretch IRA ☐ Stretch Roth IRA ☐ Non-Qualified Stretch

**For Stretch Deferrals, please indicate the deferral type and the deceased's information:**

☐ 5-Year Qualified Deferral ☐ 10-Year Qualified Deferral ☐ 10-Year Non-Qualified Deferral

| Relationship to Current Owner/Applicant | Date of Birth (mm/dd/yyyy) | Date of Death (mm/dd/yyyy) |
|---|---|---|
| | | |

## Premium Payment

! External Transfers: The Request for Transfer or Exchange of Assets form (N3783) must be submitted if Jackson of NY is to request the release of funds.

Select payment method. Must select at least one:

☐ **Jackson of NY to request funds** ☐ **Financial Professional or Owner to request funds**

☐ **Payment included** ☐ **In-house funding - Select one:**
☐ **Internal Transfer** ☐ **Death Claim Proceeds**

**Anticipated total amount from:**

Check(s) $ ______ External Transfer(s) $ ______

Internal Transfer(s)/Death Claim Proceeds $ ______ ACH/Wire(s) $ ______

For Traditional - IRA or Roth IRA Tax Qualifications, please indicate tax contribution year(s) and amount(s). If the year(s) is (are) not indicated, Jackson of NY will default to the current tax year.

Year: ______ $ ______ Year: ______ $ ______

- For more than two account transfers, please provide account information on the Letter of Instruction form (N4250) and submit with application.

**Please provide the following information if applicable:**

| Company Releasing Funds | Account Number | Maturity Date | Transfer Type | Anticipated Transfer Amount |
|---|---|---|---|---|
| | | | ☐ Full ☐ Partial | $ |
| | | | ☐ Full ☐ Partial | $ |

Non-Qualified Plans: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plans: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

## Statement Regarding Replacement of Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed.

- If replacing, please provide the Jackson of NY pre-assigned Contract number.

**Do you intend to replace or change an existing life insurance policy or annuity contract?** ☐ **No** ☐ **Yes**

**Jackson of NY pre-assigned Contract number:** ____________________

**Please complete all necessary forms as required by New York Regulation 60.**

## Telephone/Electronic Transaction Authorization

- **If no election is made, Jackson of NY will default to "No."**

By checking "Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Financial Professional, subject to Jackson of NY's administrative procedures.

**Do you consent to Telephone/Electronic Transaction Authorization?** ☐ **Yes** ☐ **No**

Jackson of NY has administrative procedures that are designed to provide reasonable assurances that telephone/electronic transaction authorizations are genuine. If Jackson of NY fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

**To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form (NV3982).**

## Annuitization/Income Date

**Specify Income Date** (mm/dd/yyyy) ____________________

**If an Annuitization/Income Date is not specified, Jackson of NY will default to the Latest Income Date as shown in the Contract.**

## Add-On Benefit **Once selected cannot be changed.**

- **Add-On Benefit: Additional charges will apply. Please see the prospectus for details.**

### Death Benefit

Certain broker-dealers may limit the Add-On Benefits available under the Contract. Please see Applicant Acknowledgments on page 10.

☐ **Return of Premium Guaranteed Minimum Death Benefit**[1, 2] (Ages 0-85)

[1] If no Add-On Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

[2] May not be selected on Stretch IRAs, Stretch Roth IRAs or Non-Qualified Stretches.

## Systematic Investment (periodic premium reallocation programs)

- Only the Investment Division(s) as selected in the Premium Allocation section can participate in Automatic Rebalancing.

**Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10.**

**Automatic Rebalancing.**

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

**Frequency:** ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

**Start Date** (mm/dd/yyyy): ____________ **OR** ☐ Immediately after issue.

**Note:** If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th. If funds are received after the designated start date, the program will begin one frequency from the designated start date.

Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485).

## Premium Allocation

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

**Total number of allocation selections may not exceed 99.**

- Certain broker-dealers may limit the Investment Divisions available under the Contract. Please see Applicant Acknowledgments on page 10.

| | |
|---|---|
| | JNL® Aggressive Growth Allocation (072) |
| | JNL Conservative Allocation (380) |
| | JNL Growth Allocation (071) |
| | JNL iShares Tactical Growth (391) |
| | JNL iShares Tactical Moderate (389) |
| | JNL iShares Tactical Moderate Growth (390) |
| | JNL Moderate Allocation (381) |
| | JNL Moderate Growth Allocation (070) |
| | JNL Multi-Manager Alternative (655) |
| | JNL Multi-Manager Emerging Markets Equity (077) |
| | JNL Multi-Manager International Small Cap (686) |
| | JNL Multi-Manager Mid Cap (663) |
| | JNL Multi-Manager Small Cap Growth (116) |
| | JNL Multi-Manager Small Cap Value (208) |
| | JNL/AB Sustainable Global Thematic (725) |
| | JNL/American Funds® Balanced (150) |
| | JNL/American Funds Bond Fund of America (711) |
| | JNL/American Funds Capital Income Builder (685) |
| | JNL/American Funds Capital World Bond (340) |
| | JNL/American Funds Global Growth (638) |
| | JNL/American Funds Global Small Capitalization (341) |
| | JNL/American Funds Growth (395) |
| | JNL/American Funds Growth Allocation (358) |
| | JNL/American Funds Growth-Income (342) |
| | JNL/American Funds International (343) |
| | JNL/American Funds Moderate Growth Allocation (357) |
| | JNL/American Funds New World (344) |
| | JNL/American Funds Washington Mutual Investors (339) |
| | JNL/AQR Large Cap Defensive Style (699) |
| | JNL/Baillie Gifford International Growth (375) |
| | JNL/Baillie Gifford U.S. Equity Growth (712) |
| | JNL/BlackRock Global Allocation (345) |
| | JNL/BlackRock Global Natural Resources (066) |
| | JNL/BlackRock Large Cap Select Growth (102) |
| | JNL/Causeway International Value Select (126) |
| | JNL/ClearBridge Large Cap Growth (364) |

**PREMIUM ALLOCATIONS CONTINUED ON PAGES 7 AND 8.**

## Premium Allocation (continued from page 6)

**Total number of allocation selections may not exceed 99.**

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

| | |
|---|---|
| | JNL/DFA International Core Equity (701) |
| | JNL/DFA U.S. Core Equity (115) |
| | JNL/DFA U.S. Small Cap (612) |
| | JNL/DoubleLine® Core Fixed Income (127) |
| | JNL/DoubleLine® Emerging Markets Fixed Income (661) |
| | JNL/DoubleLine® Shiller Enhanced CAPE® (659) |
| | JNL/DoubleLine® Total Return (636) |
| | JNL/Fidelity Institutional Asset Management® Total Bond (110) |
| | JNL/First Sentier Global Infrastructure (347) |
| | JNL/Franklin Templeton Income (075) |
| | JNL/Goldman Sachs 4 (292) |
| | JNL/Goldman Sachs Managed Aggressive Growth (119) |
| | JNL/Goldman Sachs Managed Conservative (227) |
| | JNL/Goldman Sachs Managed Growth (118) |
| | JNL/Goldman Sachs Managed Moderate (226) |
| | JNL/Goldman Sachs Managed Moderate Growth (117) |

| | |
|---|---|
| | JNL/GQG Emerging Markets Equity (675) |
| | JNL/Harris Oakmark Global Equity (656) |
| | JNL/Heitman U.S. Focused Real Estate (687) |
| | JNL/Invesco Diversified Dividend (365) |
| | JNL/Invesco Global Growth (173) |
| | JNL/Invesco Small Cap Growth (195) |
| | JNL/JPMorgan Global Allocation (644) |
| | JNL/JPMorgan Hedged Equity (688) |
| | JNL/JPMorgan MidCap Growth (101) |
| | JNL/JPMorgan U.S. Government & Quality Bond (109) |
| | JNL/JPMorgan U.S. Value (064) |
| | JNL/Lazard International Strategic Equity (630) |
| | JNL/Loomis Sayles Global Growth (689) |
| | JNL/Lord Abbett Short Duration Income (709) |
| | JNL/Mellon Bond Index (133) |
| | JNL/Mellon Communication Services Sector (191) |

| | |
|---|---|
| | JNL/Mellon Consumer Discretionary Sector (185) |
| | JNL/Mellon Consumer Staples Sector (368) |
| | JNL/Mellon Dow℠ Index (145) |
| | JNL/Mellon Emerging Markets Index (349) |
| | JNL/Mellon Energy Sector (190) |
| | JNL/Mellon Financial Sector (189) |
| | JNL/Mellon Healthcare Sector (188) |
| | JNL/Mellon Industrials Sector (369) |
| | JNL/Mellon Information Technology Sector (187) |
| | JNL/Mellon International Index (129) |
| | JNL/Mellon Materials Sector (370) |
| | JNL/Mellon Nasdaq® 100 Index (222) |
| | JNL/Mellon Real Estate Sector (371) |
| | JNL/Mellon S&P 400 MidCap Index (124) |

**PREMIUM ALLOCATIONS CONTINUED ON PAGE 8.**

## Premium Allocation (continued from pages 6 and 7)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

**Total number of allocation selections may not exceed 99.**

| | |
|---|---|
| | JNL/Mellon S&P 500 Index (123) |
| | JNL/Mellon Small Cap Index (128) |
| | JNL/Mellon U.S. Stock Market Index (668) |
| | JNL/Mellon Utilities Sector (635) |
| | JNL/Mellon World Index (183) |
| | JNL/MFS Mid Cap Value (207) |
| | JNL/Morningstar PitchBook Listed Private Equity Index (713) |
| | JNL/Morningstar U.S. Sustainability Index (667) |
| | JNL/Morningstar Wide Moat Index (690) |
| | JNL/Neuberger Berman Commodity Strategy (643) |
| | JNL/Neuberger Berman Gold Plus Strategy (726) |
| | JNL/Neuberger Berman Strategic Income (361) |
| | JNL/Newton Equity Income (606) |
| | JNL/PIMCO Income (372) |
| | JNL/PIMCO Investment Grade Credit Bond (604) |
| | JNL/PIMCO Real Return (078) |
| | JNL/PPM America Floating Rate Income (346) |
| | JNL/PPM America High Yield Bond (136) |
| | JNL/PPM America Total Return (662) |
| | JNL/RAFI ® Fundamental U.S. Small Cap (702) |
| | JNL/RAFI ® Multi-Factor U.S. Equity (703) |

| | |
|---|---|
| | JNL/T. Rowe Price Balanced (647) |
| | JNL/T. Rowe Price Capital Appreciation (637) |
| | JNL/T. Rowe Price Established Growth (111) |
| | JNL/T. Rowe Price Mid-Cap Growth (112) |
| | JNL/T. Rowe Price Short-Term Bond (076) |
| | JNL/T. Rowe Price U.S. High Yield (660) |
| | JNL/T. Rowe Price Value (149) |
| | JNL/Vanguard Growth ETF Allocation (674) |
| | JNL/Vanguard Moderate ETF Allocation (672) |
| | JNL/Vanguard Moderate Growth ETF Allocation (673) |
| | JNL/WCM China Quality Growth (727) |
| | JNL/WCM Focused International Equity (640) |
| | JNL/Westchester Capital Event Driven (658) |
| | JNL/Western Asset Global Multi-Sector Bond (348) |
| | JNL/William Blair International Leaders (113) |
| | JNL/WMC Balanced (104) |
| | JNL/WMC Equity Income (374) |
| | JNL/WMC Global Real Estate (206) |
| | JNL/WMC Government Money Market (107) |
| | JNL/WMC Value (179) |

## Electronic Delivery Authorization

- **If no election is made, Jackson of NY will default to "No."**
- **Registration at jackson.com is required for electronic delivery of documents.**
- Please provide one email address and print clearly.
- If you authorize electronic delivery but do not provide an email address or the address is illegible, electronic delivery will not be initiated.

**Do you consent to electronic delivery of documents?** ☐ **Yes** ☐ **No**

GO GREEN. IT'S ONLY NATURAL.

Check the box(es) next to the type of documents you wish to receive electronically. If electronic delivery is authorized but no document type is selected, the selection will default to "All Documents."

☐ **ALL DOCUMENTS**

☐ Contract and prospectus ☐ Statements and transaction confirmations

☐ Disclosure documents ☐ Other Contract-related correspondence

My email address is: ____________________

I (We) will notify the Company of any new email address.

Jackson of NY offers the ability to receive documents via electronic delivery (e-delivery). This disclosure will help you decide whether you would like to consent to e-delivery. If you do not consent to e-delivery, you will continue to receive documents via physical mail. **Please read this carefully and in its entirety.**

If you consent, Jackson of NY will provide documents related to your Contract by e-delivery. Jackson of NY will provide documents via e-delivery as long as it is consistent with applicable state and federal law, delivery preferences are updated, and the Contract is still active. For security purposes, if your jackson.com account is not accessed within 18 months, we may remove your registration and change your delivery method to physical mail. Any document we send by e-delivery that complies with applicable law, will have the same force and effect as if that document were sent in a paper form.

This consent covers all electronic documents and communications as related to any eligible* Contract(s) through the Company, which may include, but are not limited to, applications, supplements, Contract delivery notices, Contracts, prospectuses, prospectus supplements, statements of additional information, annual and semiannual reports, confirmation statements, annual or quarterly statements, and any Contract-related correspondence including claims and servicing correspondence. You may continue to receive some paper documents for compliance reasons. When additional document types are available, they will be sent via e-delivery automatically if consent was previously provided.

**Please note election for electronic tax documents must be completed once you log onto your account on jackson.com.**

The Company will notify you of the availability of your document(s) by email or attach your document(s) within the email. Jackson of NY will not charge a fee for this service. Please make sure a current email address is provided and update your profile on jackson.com if your email address changes. Please login to your Contract on jackson.com and access your Client Filing Cabinet to view your document(s) or click the link that will be provided in the email notification in order to view the material.

To successfully receive electronic transmissions, your electronic device must have Internet access, an active email account, Adobe Acrobat Reader, and pop-up blockers turned off. Please note some Internet browsers may not function well with jackson.com. If a browser error occurs, use a different Internet browser. If you do not already have Adobe Acrobat Reader, it can be downloaded for free from www.adobe.com.

Paper copies of documents may be requested by calling the Customer Care Center, whether or not you consent or revoke your consent for e-delivery, at any time for no additional charge. Consent can be revoked by updating your preferences on jackson.com or by calling the Customer Care Center.

**If you choose to enroll in e-delivery, you consent to the terms outlined above for electronic transmissions**.

*Eligible refers to Contracts that are currently inforce or that will be inforce and are available for electronic transmission.

## Notice to Applicant

This application will be attached to and made part of the Contract.

**Important Information related to Systematic Investments:**
Systematic Investing does not ensure a profit or protect against loss. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options.

## Applicant Acknowledgments

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) acknowledge that all statements made by, or under the authority of the applicant, for the issuance of the Contract, are deemed representations and not warranties.
3. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
4. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
5. **I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed.**
6. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.
8. I (We) understand that Jackson of NY offers other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) Financial Professional.
9. I (We) acknowledge and represent that I (we) have executed this application, and that my (our) signature(s) below (including my (our) electronic signature(s)) is (are) my (our) true and valid signature(s). I (We) further authorize Jackson of NY to accept any electronic signature(s) that I (we) may make to this application.
10. I (We) understand that certain broker-dealers may limit the Investment Divisions and/or Add-On Benefits available under the Contract. I (We) have discussed these limitations with my (our) Financial Professional and have been provided with a list of Investment Divisions and Add-On Benefits currently available for election through my (our) broker-dealer. I (We) understand that any application including an allocation to an Investment Division or election of an Add-On Benefit not available through my (our) broker-dealer will not be accepted. I (We) understand that the Investment Divisions and/or Add-On Benefits not available through my (our) broker-dealer may be available through other broker-dealers.

## U.S. Tax Certifications

**Under penalties of perjury, I certify that:**

1. **My Social Security Number or Tax ID Number shown on this application is my correct taxpayer identification number,**
2. **I am not subject to backup withholding,**
3. **I am a U.S. citizen or other U.S. person (including a U.S. resident alien), and**
4. **I am exempt from Foreign Account Tax Compliance Act (FATCA) reporting.**

☐ **Check this box if the IRS has notified you that you are subject to backup withholding.**

**For items 3 and 4, if I am not a U.S. citizen, U.S. resident alien or other U.S. person, I am submitting the applicable IRS Form W-8 to certify my foreign status and, if applicable, claim treaty benefits.**

**The Internal Revenue Service does not require your consent to any provision of this document other than the certifications to avoid backup withholding.**

## Applicant Signatures

! It is required for Good Order that all applicable parties to the Contract sign here.

! **Required replacement form(s) must be signed on or before the application signature date.**

| Owner's Signature | Date Signed (mm/dd/yyyy) | State Where Signed |
|---|---|---|
| | | |

| Owner's Title (required if owned by an Entity) |
|---|
| |

| Joint Owner's Signature | Date Signed (mm/dd/yyyy) |
|---|---|
| | |

| Annuitant's Signature (if other than Owner) | Date Signed (mm/dd/yyyy) | State Where Signed |
|---|---|---|
| | | |

| Joint Annuitant's Signature (if other than Joint Owner) | Date Signed (mm/dd/yyyy) |
|---|---|
| | |

**Not FDIC/NCUA Insured • Not bank/CU guaranteed • May lose value**
**Not a deposit • Not insured by any federal agency**

## Financial Professional Acknowledgments and Signature

By signing this form, I certify that:

1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have reviewed all of the applicant's information, and I believe that my recommendation to purchase this annuity is in line with the applicant's financial situation and investment needs, and meets the appropriate standard of care (i.e. suitability or best interest) based on the facts disclosed by said applicant. I also attest that I have provided the applicant with all pertinent information about the product, including disclosure of the risks involved, allowing the applicant to make an educated and informed decision about this purchase. Based on my completion of the required general annuity and/or Jackson of NY product training, I believe this transaction is suitable and in the best interest of the applicant given the applicant's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced or changed is true and accurate to the best of my knowledge and belief.
4. I have discussed all applicable limitations to Investment Divisions and/or Add-On Benefit availability with the applicant and have provided the applicant with a list of Investment Divisions and Add-On Benefits currently available for election.

! All Financial Professional certifications, licenses and trainings must be completed prior to application execution.

**Financial Professional # 1 Signature** | **Date Signed** (mm/dd/yyyy) | **Jackson of NY Assigned ID**

First Name | Middle Name | Last Name

Financial Institution

Email Address (print clearly) | Business Phone Number (include area code) | Extension

If more than one Financial Professional is participating on this case, please provide the additional Financial Professional names and Jackson of NY Assigned IDs for each.

| Financial Professional # 2 Name | Jackson of NY Assigned ID |
|---|---|
| | |
| Financial Professional # 3 Name | Jackson of NY Assigned ID |
| | |
| Financial Professional # 4 Name | Jackson of NY Assigned ID |
| | |